================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 31, 2003


                           FREMONT GENERAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)


          1-8007                                         95-2815260
(Commission File Number)                    (I.R.S. Employer Identification No.)


     2020 SANTA MONICA BOULEVARD - SUITE 600 SANTA MONICA, CA     90404
               (Address of Principal Executive Offices)         (Zip Code)

                                 (310) 315-5500
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changes Since Last Report)





================================================================================

ITEM 12.   RESULTS OF  OPERATIONS AND FINANCIAL CONDITION

On July 31, 2003, Fremont General Corporation issued a news release to report its results of operations for the three and six months ended June 30, 2003. The information is set forth in the attached Exhibit 99.1.


EXHIBITS:

  99.1     Fremont General Corporation News Release dated July 31, 2003.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     FREMONT GENERAL CORPORATION


Date:  July 31, 2003                 BY: /s/  Patrick E. Lamb
                                         --------------------------------
                                         Patrick E. Lamb, Senior Vice President,
                                         Controller and Chief Accounting Officer


                                       3